UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 07, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
  ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered (1)
Common Stock, $0.0001 par value per share	NSTGQ	N/A
(1)  On February 14, 2024, our common stock was suspended from trading on the NASDAQ Global Market (“NASDAQ”). On February 14, 2024, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “NSTGQ.” On April 9, 2024, Nasdaq Stock Market LLC filed a Form 25 delisting our common stock from trading on NASDAQ. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our common stock under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 3.03 Material Modifications to the Rights of Security Holders.
As previously disclosed, on February 4, 2024, NanoString Technologies, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).
On April 15, 2024, the Debtors filed with the Court their proposed Disclosure Statement for the Chapter 11 Plan of NanoString Technologies Inc. and its Affiliated Debtors (the “Proposed Disclosure Statement”) and the Chapter 11 Plan of NanoString Technologies Inc. and its Affiliated Debtors (the “Proposed Plan”). On May 7, 2024, the Debtors filed with the Court a revised Proposed Disclosure Statement and a revised Proposed Plan that describes the Debtors’ plan to liquidate and distribute their remaining assets (primarily consisting of cash received from the sale of substantially all of their assets to Bruker Corporation) to their creditors. The Proposed Disclosure Statement and Proposed Plan are subject to further revision and changes, which may be material, based upon the Company’s discussions with various stakeholders, objections to such documents from creditors of the Debtors, and are also subject to approval of the Court.
Under the Proposed Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) are contemplated to be canceled and discharged upon the effective date of the Plan and holders of such equity interests will not receive or retain any property on account thereof at this time. In the event that there is in excess of “[$100,000]” of value remaining in the Debtors’ estates following payment in full of all creditors and claim holders of the Debtors (including all secured and unsecured creditors), which will not be known for many months following the effective date of the Plan, the Plan Administrator, the person to be designated by the Plan to oversee the wind-down and liquidation of the Debtors and their subsidiaries and their remaining estates, will distribute any such excess, on a pro rata fully-diluted basis, to holders of common stock (and holders of vested and in-the-money equity awards).
As more fully described in the Proposed Disclosure Statement, Company currently anticipates that holders of shares of common stock will receive a distribution under the Plan in the range of “[$0.00 to $0.12]” per share (based on approximately 52 million shares of common stock outstanding on a fully-diluted basis). This is an estimate and is subject to many risks and uncertainties, including with respect to the timing of any such distribution, as well as certain assumptions, including the amount of outstanding claims obligations to more secure creditors of the Debtors and ability of the Debtors to resolve such claims, and the anticipated costs to wind down the affairs of the Debtors, which will take many months following the effective date of the Plan to fully resolve and finally determine. There can be no assurances that a distribution to holders of the Company’s common stock will be made in the Cases or the timing of any such distribution. For more information about the Plan and the treatment of the Company’s common stock in the Cases, including assumptions made and risk and uncertainties related to any estimates of potential recoveries in the Cases by creditors and stockholders, please review the Proposed Disclosure Statement carefully. The Proposed Disclosure Statement, the Proposed Plan and other documents related to the Company and the Cases are available for review free of charge at https://cases.ra.kroll.com/NanoString/. Investors should review this website for additional information regarding the Debtors and the Cases. The Company undertakes no obligation to update the estimated range of recoveries to holders of the Company’s common stock described herein.
Cautionary Statements Regarding Trading in the Company’s Securities.
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the amount, timing and the risks and uncertainties related to distributions to equity securityholders in the Cases; and other statements regarding the Company’s strategy and future operations, performance, and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the chapter 11 process; the outcome and timing of the chapter 11 process and the resolution of claims and other objections to the plan of liquidation; possible proceedings that may be brought by third parties in connection with the chapter 11 process; and the timing or amount of distributions, if any, to the Company’s stakeholders.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	May 8, 2024	By:	/s/ K. Thomas Bailey
K. Thomas Bailey
Treasurer